                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 1, 2005
                                                        -----------------

                         CITIZENS & NORTHERN CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Pennsylvania                     0-16084                  23-2451943
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)

90-92 Main Street, Wellsboro, PA                                  16901
----------------------------------------                        ---------
(Address of Principal Executive Office)                         (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
                               -------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(  ) Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material  pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

  ITEM 8.01 OTHER EVENTS

The merger between Citizens & Northern Corporation and Canisteo Valley Corporation is complete, effective at 11:59 p.m. August 31, 2005.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

  (C) EXHIBITS

Exhibit 99 - Press Release issued by Citizens & Northern Corporation and Canisteo Valley Corporation dated September 1, 2005, titled "Citizens & Northern Corp., Canisteo Valley Corp. Merger Closes."







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITIZENS & NORTHERN CORPORATION

Date:  9/1/05                               By: Craig G. Litchfield /s/
                                                --------------------------------
                                                Name:  Craig G. Litchfield
                                                Title: Chairman, President and
                                                       Chief Executive Officer




                                       2